Exhibit 10.1

SO-YOUNG INTERNATIONAL INC.

AMENDED AND RESTATED 2018 SHARE PLAN

经修订和重述的 2018 年股份计划

Adopted as of January 10, 2019

2019 年 1 月 10 日通过

TABLE OF CONTENTS

SECTION 1.	ESTABLISHMENT AND PURPOSE.	1
第1条	设立与目的	1
SECTION 2.	ADMINISTRATION.	1
第2条	管理	1
SECTION 3.	ELIGIBILITY.	2
第3条	资格	2
SECTION 4.	SHARES SUBJECT TO PLAN.	2
第4条	本计划项下的股份	2
SECTION 5.	TERMS AND CONDITIONS OF AWARDS OR SALES.	3
第5条	授予或出售的条款和条件	3
SECTION 6.	TERMS AND CONDITIONS OF OPTIONS.	5
第6条	期权的条款和条件	5
SECTION 7.	PAYMENT FOR SHARES.	10
第7条	股份价款支付	10
SECTION 8.	TERMS AND CONDITIONS OF RESTRICTED SHARE UNITS.	11
第8条	限制性股份单位的条款和条件	12
SECTION 9.	ADJUSTMENT OF SHARES.	15
第9条	股份调整	15
SECTION 10.	PRE-EXERCISE INFORMATION REQUIREMENT	18
第10条	行权前信息要求	18
SECTION 11.	SECURITIES LAW REQUIREMENTS AND CHOICE OF LAW.	19
第11条	证券法要求和法律适用	19
SECTION 12.	NO RETENTION RIGHTS.	19
第12条	无保留的权利	19
SECTION 13.	TAX MATTERS	19
第13条	税务	19
SECTION 14.	DURATION AND AMENDMENTS; OTHER AGREEMENTS.	20
第14条	期限及修订：其他协议	20
SECTION 15.	SPECIAL PROVISIONS APPLICABLE TO U.S. TAX RESIDENTS	21
第15条	适用于美国税收居民的特别规定	22
SECTION 16.	LANGUAGE	24
第16条	语言	24
SECTION 17.	DEFINITIONS	25
第17条	定义	25

SO-YOUNG INTERNATIONAL INC.

AMENDED AND RESTATED 2018 SHARE PLAN

经修订和重述的2018年股份计划

SECTION 1.	ESTABLISHMENT AND PURPOSE.

第 1 条	设立与目的

The purpose of the Plan is to offer selected persons an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing the Company’s Shares. The Plan provides for the direct award or sale of Shares, the grant of Options to purchase Shares, the grant of Restricted Share Units over Shares, and other equity-based awards. Capitalized terms are defined in SECTION 17.

本计划设立之目的是给被选中者机会购买公司的股份，通过购买公司的股份分享公司成长的收益。本计划包括直接向员工授予或出售公司的股份、向员工授予购买公司股份的期权、授予限制性股份单位以及其他股权奖励。本计划项下的术语的定义见第17条。

SECTION 2.	ADMINISTRATION.

第 2 条	管理

(a)    Administrator. The Plan may be administered by one or more Committees, or if no Committee has been appointed, the entire Board of Directors shall administer the Plan. Each Committee shall consist of one or more members of the Board of Directors and which members shall be appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has delegated to it. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) .

(a)    管理人。 本计划由董事会的一个或多个委员会管理。如果董事会未设立相关的委员会，则整个董事会将管理本计划。每个委员会由董事会委派的一名或多名董事组成。每个委员会拥有董事会所委托的权力并负责相应的职能。本计划中提及董事会时应被视为提及相关委员会（如有）。

(b)    Authority of the Board of Directors. Subject to the provisions of the Plan and the Articles, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. Notwithstanding anything to the contrary in the Plan but subject to any requirement of shareholders’ approval under SECTION 14 and limitations contained in SECTION 4, with respect to the terms and conditions of any Award, the Board of Directors may modify the provisions of the Plan, the Share Grant Agreement, the Share Option Agreement and/or the Share Purchase Agreement, to the extent it deems necessary and appropriate. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Participants and all persons deriving their rights from a Participant.

(b)     董事会的职权。受制于本计划的条款和公司章程的规定，董事会有完全的自主权决定采取其认为必要或合理的行动来管理本计划。尽管本计划可能另有约定，在符合第 14 条要求的股东批准及第 4 条规定的限制条件的前提下，对于任何授予的条款和条件，董事会有权在其认为必要及合适的情况下修改本计划、股份授予协议、股份期权协议和/或股份购买协议项下的条款。董事会的任何决定、解释及其它行动应被视为最终的，并对所有购买人以及从购买人获得权利的所有人有约束力。

SECTION 3.	ELIGIBILITY.

第 3 条	资格

Only Employees, Outside Directors and Consultants, and such other individuals as determined, authorized and approved by the Board of Directors shall be eligible for the grant of Options, Restricted Share Units or the direct award or sale of Shares.

只有员工、外部董事和顾问，以及经董事会确定、授权和批准的任何其他个人，有资格被授予期权、限制性股份单位或被直接奖励或出售股份。

SECTION 4.	SHARES SUBJECT TO PLAN.

第 4 条	本计划项下的股份

(a)    Basic Limitation. Subject to Subsection (b) below and SECTION 9, the maximum number of Shares that may be issued under the Plan is 7,111,447, which amount shall be further reduced by the aggregate number of Shares that are subject to outstanding awards or issued under the previous option plan of the Company dated April 1, 2018 (“Prior Plan”), as of the effective date of the Plan and as may be adjusted from time to time pursuant to the Articles. The aggregate number of Shares that are subject to Options, Restricted Share Units or other rights outstanding at any time under the Plan shall not exceed the total number of Shares then available for issuance under the Plan.

All awards granted under the Prior Plan shall be deemed to be Awards granted under this Plan, and shall be administered consistent with the terms of this Plan.

(a)    基本限制。受制于下述第 4(b)条和第 9 条的规定，本计划下可发行的股份最多为 7,111,447 股，该数量将根据截至本计划生效日已经奖励的或根据公司此前在 2018 年 4 月1日签署的期权计划（“以往计划”）发行的股份总数量进一步减少，并可根据章程不时调整。所有这些股份可以在行使期权的时候发放。所有本计划项下的期权、限制性股份单位或其它权利所涵盖的股份数量不得超过当时根据本计划可供发行的股份数量。

根据以往计划授予的所有奖励均应视为根据本计划授予的奖励，并应按照符合本计划条款的方式进行管理。

(b)    Additional Shares. To the extent that any Share issued under the Plan or the Prior Plan are repurchased by the Company (“Repurchased Shares”) or any Award terminates, expires, or lapses for any reason, Shares subject to such Award as well as the Repurchased Shares shall again be available for the grant of any Award pursuant to the Plan. To the extent permitted by applicable laws, Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form or combination by the Company or any Parent or Subsidiary of the Company shall not be counted against Shares available for issuance pursuant to the Plan. Subject to the limitations of Subsection (a) above, Shares delivered by the Participant or withheld by the Company upon the exercise of any Award, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder.

(b)     额外股份。如果根据本计划或以往计划发行的任何股份被公司回购（“回购股份”），或任何授予出于任何原因终止、到期或失效，该授予下的股份以及回购股份可根据本计划重新用于任何授予。如相关法律允许，对于本公司或本公司的任何母公司或子公司以任何形式或通过合并取得的任何实体已经做出的任何奖励，为承担或替代该等奖励发行的股份不计入根据本计划可供发行的股份。在符合上述（a）款限制的前提下，在行使任何授予时，参与者为支付行权价格而交付的股份或公司为代扣代缴行使授予应缴税款而扣缴的股份，可再次根据本计划被赋予期权、被授予或被奖励。

SECTION 5.	TERMS AND CONDITIONS OF AWARDS OR SALES.

第 5 条	授予或出售的条款和条件

(a)    Grant or Purchase Agreement. Each award of Shares under the Plan shall be evidenced by a Share Grant Agreement between the Grantee and the Company. Each sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Share Purchase Agreement between the Purchaser and the Company. No Shares may be issued unless the Grantee or Purchaser has delivered an executed copy of the Share Grant Agreement or Share Purchase Agreement, as the case may be, to the Company or otherwise agrees to be bound by the terms of the Share Grant Agreement or Share Purchase Agreement. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in the corresponding Share Grant Agreement and/or Share Purchase Agreement. The provisions of each Share Grant Agreement or Share Purchase Agreement entered into under the Plan need not be identical.

(a)     授予或购买协议。本计划项下每次股份的授予均应由被授予人和公司签署的股份授予协议为证。本计划项下每次股份的出售（除期权的行使所出售的股份外）应当由购买人和公司签署的股份购买协议为证。除非被授予人或购买人已向公司交付股份授予协议或股份购买协议（依实际情况而定）的签署版本或以其他方式同意受股份授予协议或股份购买协议之条款约束，否则不得发行任何股份。该等授予或出售均应受制于本计划的所有适用条款和条件以及其它董事会认为应当包括在相应的股份授予协议或股份购买协议中的不与本计划相冲突的其它条款及条件。根据本计划签署的每份股份授予协议和股份购买协议的条款无需完全一致。

(b)    Duration of Offers and Non-transferability of Rights. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the Company. Such right shall not be transferable and shall be exercisable only by the Purchaser to whom such right was granted.

(b)     要约的有效期及权利的不可转让性。本计划项下获得股份的任何权利（期权除外）如果没有在公司通知购买人该等授予后的 30 天内行使，则该等权利将自动终止。该等权利不得转让，仅应由被授予权利的购买人来行使。

(c)    Purchase Price. The Purchase Price of Shares to be offered under the Plan, if newly issued, shall not be less than the par value of such Shares. Subject to the preceding sentence, the Board of Directors shall determine the Purchase Price at its sole discretion. The Purchase Price shall be payable in accordance with SECTION 7.

(c)     购买价格。本计划项下的股份如果是新发行的股份，则购买价格不得低于该等股票的票面价格。受制于前述规定，董事会有权自行决定本计划项下股份的购买价格。购买价格应按照第 7 条的规定支付。

(d)    Withholding Taxes. As a condition to the purchase of Shares, the Purchaser shall make such arrangements as the Board of Directors may require for the satisfaction of any withholding tax obligations that may arise in connection with such purchase under applicable laws.

(d)     代扣代缴税。作为购买股份的条件，购买人应作出董事会要求的安排，以满足相关法律下该等购买的代扣代缴税义务。

(e)    Restrictions on Transfer of Shares. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Share Purchase Agreement and/or Share Grant Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. A Share Purchase Agreement and/or Share Grant Agreement may provide that Shares are transferable to an entity, upon consent of the Board of Directors. Following any such transfer, the Shares shall remain subject to the same restrictions applicable to the Shares prior to such transfer. A Share Purchase Agreement and/or Share Grant Agreement may provide for accelerated vesting in the event of the Purchaser’s death, disability or retirement or other events.

(e)     股份转让的限制。本计划下授予或出售的任何股份均应遵守相关废除条件、回购权、优先购买权和董事会决定的其他转让限制。该等限制应在相应的股份购买协议和/或股份授予协议中规定，并在其他普遍适用于股份持有人的任何限制之外额外适用。股份购买协议和/或股份授予协议中可规定在董事会同意后，股份可转让给某一实体。在任何该等转让后，股份将继续受限于该等转让之前适用于股份的任何相同限制。股份购买协议和/或股份授予协议中可规定在购买人死亡、残疾、退休或其他事件发生时归属期加速。

SECTION 6.	TERMS AND CONDITIONS OF OPTIONS.

第 6 条	期权的条款和条件

(a)    Share Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Share Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in the corresponding Share Option Agreement. The provisions of each Share Option Agreement entered into under the Plan need not be identical.

(a)     股份期权协议。根据本计划所授予的每一份期权均应由经公司和持有人签署的股份期权协议为证。该等期权应遵守本计划的所有适用条款和条件，以及其他同本计划不冲突的董事会认为应包含在相应的股份期权协议内的条款和条件。根据本计划而签署的每份股份期权协议的条款无需完全一致。

(b)    Number of Shares. Each Share Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with SECTION 9.

(b)     股份数量。每份股份期权协议应当写明期权所对应的股份数量并应根据第9条的规定对该等数量进行调整。

(c)    Exercise Price. Each Share Option Agreement shall specify the Exercise Price. The per-Share Exercise Price of an Option shall not be less than the par value per Share. Subject to any requirement of applicable laws, the Exercise Price shall be determined by the Board of Directors at its sole discretion. The Exercise Price shall be payable in accordance with SECTION 7.

(c)     行权价格。每份股份期权协议应当写明行权价格。期权的每股行权价格不得低于股份的票面价格。受限于适用法律的任何要求，行权价格应由董事会自行决定。行权价格应按照第 7 条的规定支付。

(d)    Exercisability. Each Share Option Agreement shall specify the date when all or any portion of the Option is to become exercisable. No Option shall be exercisable unless the Optionee (i) has delivered an executed copy of the Share Option Agreement to the Company or otherwise agrees to be bound by the terms of the Share Option Agreement, and (ii) has executed all instruments and documents requested by the Board of Directors. The Board of Directors shall determine the exercisability provisions of any Share Option Agreement at its sole discretion.

(d)     可行使性。每份股份期权协议都应当写明所有的或任何部分的期权可以行权的日期。除非持有人(i)已向本公司交付股份期权协议的签署版本或以其他方式同意受股份期权协议之条款约束，且(ii)已签署董事会要求的所有文书和文件，否则任何期权不得行使。董事会可自行决定任何股份期权协议中的可行使性条款。

(e)    Term. The Share Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the date of grant. Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire.

(e)     期限。股份期权协议应当写明期权的期限。期权的期限不得超过授权日后的 10 年。受制于前述规定，董事会可自行决定期权何时终止。

(f)    Restrictions on Transfer of Shares. Without prejudice to SECTION 6(g) below, any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Share Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. A Share Option Agreement may provide that Shares issued upon exercise of an Option are transferable to an entity, upon consent of the Board of Directors. Following any such transfer, the Shares issued upon exercise of an Option shall remain subject to the same restrictions applicable to the Shares prior to such transfer.

(f)     股份转让的限制。在不损害下述第6(g)条的前提下，基于期权行使而发行的股份应遵守该等特别废除条件、回购权、优先购买权和董事会决定的其他转让限制。该等限制应在相应的股份期权协议中规定并在其他普遍适用于股份持有人的任何限制之外额外适用。股份期权协议中可规定在董事会同意后，基于期权行使而发行的股份可转让给某一实体。在任何该等转让后，基于期权行使而发行的股份将继续受限于该等转让之前适用于股份的任何相同限制。

(g)    Termination of Service. Except as otherwise provided in a Share Option Agreement, termination of Service of an Optionee shall have the following effects on Options granted to such Optionee:

(g)     服务终止。除股份期权协议另行规定外，终止持有人的服务将对向该持有人授予的期权有下述影响：

(i)    Dismissal for Cause. If an Optionee’s Service is terminated for Cause, the Optionee’s Options will terminate upon such termination, regardless of whether the Option is then vested and/or exercisable.

(i)     有因免职。如果持有人的服务被有因终止，持有人持有的期权将在服务终止时失效，无论该等期权是否已经归属和/或可被行使。

(ii)    Death or Disability. If an Optionee’s Service terminates as a result of the Optionee’s death or disability, all unvested Options to which the Optionee is entitled immediately prior to his/her termination shall become vested upon the Optionee’s termination of Service, and the Optionee (or his/her legal representative or beneficiary, in the case of the Optionee’s disability or death, respectively) shall exercise the Options within 30 days after the date of his/her termination of Service. The Options, to the extent not exercised during the 30-day period, shall terminate at the close of business on the last day of such period.

(ii)     死亡或残疾。如果持有人的服务因持有人死亡或残疾终止，则持有人在服务终止前有权获得的所有未归属的期权将在其服务终止时归属，且持有人（或其法定代表（如持有人残疾）或受益人（如持有人死亡））应在其服务终止日起 30 天内行使期权。如未在 30 天期限内行使，该期权应在该期限最后一天的营业结束时间终止。

(iii)    Other Terminations of Service. If an Optionee’s Service terminates for reasons other than any of the above, such Optionee shall exercise his/her Options (or portion thereof) to the extent that such Options were vested on the date of his/her termination of Service within 30 days after the date of his/her termination of Service. The Options, to the extent not vested on the date of the Optionee’s termination of Service, shall terminate upon the Optionee’s termination of Service, and the Options, to the extent not exercised during the aforementioned period, shall terminate at the close of business on the last day of such period.

(iii)     其他服务终止。如果持有人的服务因上述原因以外的任何原因终止，则持有人应在其服务终止日起 30 天内行使在该服务终止日已经归属的期权（或其中的一部分）。在持有人服务终止日未归属的期权将在持有人服务终止时终止，在上述期限内未行使的期权将在该期限最后一天的营业结束时间终止。

Notwithstanding the foregoing, in each of the cases above, the Company shall further have the right (but not the obligation) to purchase from the Optionee, and the Optionee shall have the obligation to sell to the Company, such Shares that are then beneficially owned by the Optionee as a result of the exercise of any Option, at such time and in such number of Shares and installments to be specified by the Company at its sole discretion, at a consideration equivalent to (A) in the event of SECTION 6(g)(ii) and SECTION 6(g)(iii), but except when the Optionee unilaterally elects to terminate his/her Service, the lower of the Fair Market Value of the Shares to be so purchased at the time of the termination of Service of the relevant Optionee or the Fair Market Value at the time of purchase, or (B) in the event of SECTION 6(g)(i) or in the event of unilateral election to terminate his/her Service by the Optionee, the minimum consideration payable under applicable laws to render such transaction legal and effective (and for the avoidance of doubt, if applicable laws do not mandate a minimum consideration payable, such transaction shall be completed without any payment from the Company).

尽管有上述规定，在上述各种情况下，公司还有权（但没有义务）向持有人购买，且持有人有义务向公司出售，持有人当时因行使期权而实益拥有的股份。购买时间、股份数量和次数将在公司自行酌情决定后确定，购买对价（A）如出现第SECTION 6(g)(ii)条和第 6(g)(iii)条规定的情形，除非持有人单方面选择终止服务，等于将被购买的股份在相关持有人终止服务时的公平市场价值或其购买时的公平市场价值中的较低者，或（B）如出现第 6(g)(i)条规定的情形，或持有人单方面选择终止服务，等于根据相关法律使该交易合法有效的应付最低价（并且为避免疑义，如果相关法律没有规定应付的最低对价，则该交易的完成无需公司支付任何对价）。

(h)    Leaves of Absence and Part-Time Employment. Subject to any applicable leave of absence policy or terms of leave, for purposes of Subsection (g) above, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company), provided however, that if the total number of days taken by an Optionee for leave exceeds 22 days in any given 12-month period (“Base Period”) after the commencement date of his/her employment, any Option otherwise scheduled to be vested in accordance with this Plan, the Notice of Share Option Grant or the Share Option Agreement after the end of the 22nd day of leave taken by such Optionee (including by reason of the operation of this SECTION 6(g)) shall be postponed for the actual number of days taken by such Optionee for leave in excess of 22 days during that Base Period, and the applicable vesting schedule and all subsequent vesting shall be adjusted accordingly, provided further, that any leave of absence shall only be counted once in determining any postponement of vesting schedule under this SECTION 6(h). Service shall be deemed to terminate when the leave term ends, unless the Optionee immediately returns to work and performs his/her Service in a regular manner. If the Optionee is employed on a part-time basis, then the Board of Directors may adjust the vesting schedule set forth in the Notice of Share Option Grant in accordance with the Company’s part-time work policy or the terms of any agreement between the Optionee and the Company pertaining to his/her part-time schedule.

(h)     休假和兼职。在符合相关休假政策或期限的前提下，为上述第(g)款之目的，在休假经公司书面批准并且休假制度或适用法律明确要求该休假应被认定为持有人持续为公司提供服务的情况下（公司自行决定），持有人真实休假时应视为持有人持续为公司提供服务，但前提是，如果持有人在其聘用开始日后的任何 12 个月期间（“基准期间”）休假总天数超过 22 天，按照本计划、股票期权授予通知或购股权协议原定应在该持有人休假的第 22 天结束后（包括本第 6(g)条规定的原因）归属的任何期权应予延期，延期的时间为该持有人在基准期间内休假的实际天数减去 22 天，并相应对相关的归属时间表和日后的所有归属进行调整；并且，在根据本第 6(g)条确定归属时间表的延期时间时，任何休假时间仅应计算一次。除非持有人立即重返工作岗位并照常服务，否则其服务应视为在休假期结束时终止。如果对持有人的聘用属于兼职，董事会可根据公司的兼职工作政策或持有人与公司就持有人的兼职时间安排订立的任何协议条款调整股票期权授予通知中规定的归属时间表。

(i)    Transferability of Options. An Option shall be transferable by the Optionee only by (i) a beneficiary designation, (ii) a will or (iii) the laws of descent and distribution, except as provided in the next sentence. If the applicable Share Option Agreement so provides, an Option may be transferable by gift or domestic relations order to a Family Member of the Optionee. A Share Option Agreement may also provide that an Option is transferable to an entity, upon consent of the Board of Directors. Following any such transfer, the Option shall remain subject to the same restrictions applicable to the Option prior to such transfer. In addition, an Option shall comply with all conditions of Rule 12h-1(f)(1) under the Exchange Act until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act. Such conditions include, without limitation, the transferability restrictions set forth in Rule 12h 1(f)(1)(iv) and (v) under the Exchange Act, which shall apply to an Option and, prior to exercise, to the Shares to be issued upon exercise of such Option during the period commencing on the Date of Grant and ending on the earlier of (i) the date when the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or (ii) the date when the Company makes a determination that it will cease to rely on the exemption afforded by Rule 12h 1(f)(1) under the Exchange Act. During such period, an Option and, prior to exercise, the Shares to be issued upon exercise of such Option shall be restricted as to any pledge, hypothecation or other transfer by the Optionee, including any short position, any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) or any “call equivalent position” (as defined in Rule 16a-1(b) under the Exchange Act).

(i)     期权的可转让性。除非下文另有规定，期权仅可以由持有人通过以下方式转让： (i)指定受益人， (ii)遗嘱或(iii)法定继承。若股份期权协议另行规定，期权还可以通过赠与或家庭关系法庭命令转让给持有人的家庭成员。股份期权协议中可规定在董事会同意后，期权可转让给某一实体。在任何该等转让后，期权将继续受限于该等转让之前适用于期权的任何相同限制。此外，期权必须符合交易法案下第 12h-1(f)(1)条规定的条件，直到公司受限于交易法案第 13条或 15(d)条的报告义务。该条件包括但不限于交易法案 12h-1(f)(1)(iv)和(v)条规定的转让的限制，该条件应适用于期权和在期权行权前即将发行的股份，以授予日为起始并以下列较早的日期为终止： (i)公司开始受限于交易法案 13或 15(d)条的报告义务时，或(ii)公司决定不再依赖交易法案 12h-1(f)(1)条规定的豁免时。在此期间期权和在期权行权前即将发行的股份应受限而不允许任何形式的质押、担保或持有人做出的其他转让，包括任何对股票进行做空，任何”卖权地位”（定义见交易法案 16a-1(h)）或任何”买方地位” （定义见交易法案 16a-1(b)）。

(j)    Company’s Right to Cancel Certain Options. Any other provision of the Plan or a Share Option Agreement notwithstanding, the Company shall have the right at any time to cancel an Option that was not granted in compliance with Rule 701 under the Securities Act. Prior to canceling such Option, the Company shall give the Optionee not less than 30 days’ notice in writing. If the Company elects to cancel such Option, it shall deliver to the Optionee consideration with an aggregate Fair Market Value equal to the excess of (i) the Fair Market Value of the Shares subject to such Option as of the time of the cancellation over (ii) the total Exercise Price to be paid for all Shares being cancelled under such Option. The consideration may be delivered in the form of cash or cash equivalents, in the form of Shares, or a combination of the above. If the consideration would be a negative amount, such Option may be cancelled without the delivery of any consideration.

(j)     公司取消期权的权利。即便本计划或股份期权协议另有规定，公司有权在任何时间取消不符合证券法案第 701 条授予的期权。在取消该等期权前，公司应至少提前 30 天书面通知持有人。若公司选择取消期权，公司应向持有人支付对价等同于(i)在取消期权时该等期权项下股份的公平市场价值，减去(ii)根据该计划取消的全部股份的应付行权价格总额。该对价可以现金、现金等价物、股份或前几种方式的结合形式支付。若该对价为负值，该期权可不支付对价直接取消。

(k)    Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board of Directors may require for the satisfaction of any withholding tax obligations that may arise in connection with such exercise under applicable laws. The Optionee shall also make such arrangements as the Board of Directors may require for the satisfaction of withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option under applicable laws.

(k)     代扣代缴税。作为行使期权的条件，购买人应作出董事会要求的安排，以满足相关法律下与该等行权相关的代扣代缴税义务。购买人还应作出董事会要求的安排，以满足相关法律下与处置基于期权行使所获股份相关的扣缴税义务。

(l)    No Rights as a Shareholder. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by the Optionee’s Option until such person becomes entitled to receive such Shares by filing a notice of exercise, paying the Exercise Price pursuant to the terms of such Option, and certain contingencies are satisfied.

(l)     不享有股东的权利。在持有人或持有人的受让人根据期权的条款提交行权通知和支付行权价格及特定待定事件满足前，就持有人的期权所对应的任何股份持有人或持有人的受让人不享有股东的权利。

(m)    Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price.

(m)     期权的修改、延期及承担。在本计划的限制内，董事会可修改、延期或承担已发行的期权或接受取消已发行的期权（不论是由公司或其他发行人授予的），以换取有相同或不同的行权价格的、对应相同或不同数量股份的新的期权。

SECTION 7.	PAYMENT FOR SHARES.

第 7 条	股份价款支付

(n)    General Rule. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents from any lawful source of currency at the time when such Shares are purchased, except as otherwise provided in this SECTION 7.

(a)     一般规则。除本第7节另行规定外，本计划下所发行的股份的全部购买价格或行权价格应在购买股份时以资金来源合法的现金或现金等价物支付。

(b)    Services Rendered. At the discretion of the Board of Directors, Shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award provided that no Share is issued for less than its par value paid in cash to the Company.

(b)     提供服务。经董事会自行决定，本计划项下授予的股份可以用被授予人在股份授予前对公司、母公司或子公司提供的服务作为对价，但前提是股份发行的对价的价值不得低于以现金支付给公司的票面价格。

(c)    Promissory Note. At the discretion of the Board of Directors, all or a portion of the Purchase Price or Exercise Price (as the case may be) of Shares issued under the Plan may be paid with a full-recourse promissory note. Subject to SECTION 6(i), the Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

(c)     本票。经董事会自行决定，本计划项下发行的股份的全部或部分的购买价格或行权价格（依具体情况确定）可以用具有完全追索权的本票支付。在符合第 6(i)条的前提下，应质押该股份以担保本票的本金和利息的支付。受制于以上规定，董事会可自行确定该等本票的期限、利率、分期付款要求（若有）和其他条款。

(d)    Surrender of Shares. At the discretion of the Board of Directors, all or any part of the Exercise Price may be paid by surrendering Shares that are already owned by the Optionee in a manner determined by the Board of Directors to be consistent with applicable laws. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when the Option is exercised.

(d)     返还股份。经董事会自行决定，全部或部分的行权价格可以通过经董事会确定符合适用法律的方式以持有人已拥有的股份作为对价支付。该股份应以可转让的良好形式返还给公司，并以期权行权时的公平市场价值定价。

(e)    Exercise/Sale. To the extent that a Share Option Agreement so provides, and if Shares are publicly traded, all or part of the Exercise Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company, provided that such delivery is then made.

(e)     行权/出售。在股权计划协议所允许的范围内，并且若股票在公开市场上交易，可以通过向公司批准的股票经纪人发出不可撤销的出售股票指令（按照公司的规定方式进行），将全部或部分出售收益交付给公司的方式来支付全部或部分行权价格和由公司代扣代缴的所得税，但前提是当时做出上述交付。

(f)    Other Forms of Payment. To the extent that a Share Purchase Agreement or Share Option Agreement so provides, the Purchase Price or Exercise Price of Shares issued under the Plan may be paid in any other form permitted by applicable laws.

(f)     其他支付形式。根据股份购买协议或股份期权协议的规定，本计划项下发行的股份的购买价格或行权价格可以通过适用法律允许的其他形式支付。

SECTION 8.	TERMS AND CONDITIONS OF RESTRICTED SHARE UNITS.

第 8 条	限制性股份单位的条款和条件

(a)    Restricted Share Unit Award Agreement. Each Restricted Share Unit Award under the Plan shall be evidenced by a Restricted Share Unit Award Agreement between the Grantee and the Company. The Restricted Share Unit Award shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Board of Directors deems appropriate for inclusion in a Restricted Share Unit Award Agreement. The provisions of each Restricted Share Unit Award Agreement entered into under the Plan need not be identical.

(a)     限制性股份单位授予协议。根据本计划所授予的每一份限制性股份单位均应由经公司和被授予人签署的限制性股份单位授予协议为证。每一份限制性股份单位均应遵守本计划的所有适用条款和条件，以及其他与本计划不冲突的董事会认为应包含在限制性股份单位授予协议内的条款和条件。根据本计划而签署的每份限制性股份单位授予协议无需完全一致。

(b)    Number of Shares. Each Restricted Share Unit Award Agreement shall specify the number of Shares that are subject to the Restricted Share Unit Award and shall provide for the adjustment of such number in accordance with SECTION 9.

(b)     股份数量。每一份限制性股份单位授予协议应当写明限制性股份单位所对应的股份数量并应根据第 9 条的规定对该等数量进行调整。

(c)    Vesting Conditions. Each Restricted Share Unit Award may or may not be subject to vesting, as determined by the Board of Directors in its sole discretion. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Share Unit Award Agreement. A Restricted Share Unit Award Agreement may provide for accelerated vesting upon certain specified events.

(c)     归属条件。董事会可以全权自行决定是否对限制性股份单位施加归属期。归属应在满足限制性股份单位授予协议规定的条件时全部或分期实现。限制性股份单位授予协议可以规定在某些情况下归属期加速。

(d)    Voting Rights. The holders of Restricted Share Unit Awards shall have no voting rights.

(d)     投票权。限制性股份单位的持有人不享有投票权。

(e)    Settlement of Restricted Share Unit Awards. Settlement of any vested Restricted Share Unit Award may be made in the form of (a) Shares, (b) cash or (c) a combination of the above, as determined by the Board of Directors in its sole discretion. The actual number of Restricted Share Units eligible for settlement may be larger or smaller than the number included in the original Restricted Share Unit Award, based on predetermined performance factors. Methods of converting Restricted Share Units into cash may include (without limitation) a method based on the average Fair Market Value of a Share over a series of trading days. Vested Restricted Share Units shall be settled in such manner and at such time(s) as specified in the Restricted Share Unit Award Agreement. Until a Restricted Share Unit Award is settled, the number of such Restricted Share Units shall be subject to adjustment pursuant to SECTION 9.

(e)     限制性股份单位授予的结算。限制性股份单位授予的结算可以有以下方式：(a) 股份；(b) 现金或者(c) 前述两种方式的结合，董事会有权自行决定限制性股份单位授予的结算方式。最终可以结算的限制性股份单位的数量可能多于或者少于最初的限制性股份单位授予的数量（取决于预先设定的绩效因素）。将限制性股份单位转换成现金的方法包括（但不限于）基于一系列交易日的每股平均公平市场价值。已经归属的限制性股份单位应当按照限制性股份单位授予协议规定的方式和时间进行结算。在限制性股份单位授予结算之前，该限制性股份单位的数量将受制于第 9 条规定的调整。

(f)    Termination of Service. Except as otherwise provided in a Restricted Share Unit Award Agreement, termination of Service of a Participant shall have the following effects on Restricted Share Unit granted to such Participant.

(f)    终止服务。 除限制性股份单位授予协议另有规定外，参与者终止服务将对向该参与者授予的限制性股份单位具有以下影响。

(i)    Dismissal for Cause. If a Participant’s Service is terminated for Cause, Restricted Share Units that are unvested at that time shall be forfeited.

(i)     有因免职。如果参与者的服务被有因终止，当时尚未归属的限制性股票单位应失效。

(ii)    Death or Disability. If a Participant’s Service terminates as a result of his/her death or disability, all unvested Restricted Share Units to which the Participant is entitled immediately prior to his/her termination shall become vested thereupon.

(ii)     死亡或残疾。如果参与者的服务因参与者死亡或残疾终止，该参与者在服务终止前享有的全部尚未归属的限制性股票单位应立即成为已归属的限制性股票单位。

(iii)    Other Terminations of Service. If a Participant’s Service terminates for reasons other than any of the above, Restricted Share Units that are unvested at that time shall be forfeited.

(iii)    其他的服务终止。 如果参与者的服务因上述原因以外的其他原因终止，当时尚未归属的限制性股票单位应失效。

Notwithstanding the foregoing, in each of the cases above, the Company shall further have the right (but not the obligation) to purchase from the Participant, and the Participant shall have the obligation to sell to the Company, such Shares, in which form any vested Restricted Share Unit is settled and remain in the beneficial ownership of such Participant, at such time and in such number of Shares and installments to be specified by the Company at its sole discretion, at a consideration equivalent to (A) in the event of SECTION 8(f)(ii) and SECTION 8(f)(iii), but except when the Participant unilaterally elects to terminate his/her Service, the lower of the Fair Market Value of the Shares to be so purchased at the time of the termination of Service of the relevant Participant or the Fair Market Value at the time of purchase, or (B) in the event of SECTION 8(f)(i) or in the event of unilateral election to terminate his/her Service by the Participant, the minimum consideration payable under applicable laws to render such transaction legal and effective (and for the avoidance of doubt, if applicable laws do not mandate a minimum consideration payable, such transaction shall be completed without any payment from the Company). The Board of Directors shall also have the right to (a) provide in any Restricted Share Unit Award Agreement that restrictions or forfeiture and repurchase conditions relating to Restricted Share Units will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture and repurchase conditions relating to Restricted Share Units.

尽管有上述规定，在上述各种情况下，公司还有权（但没有义务）向参与者购买，且参与者有义务向公司出售，在已归属的限制性股票单位进行结算后参与者实益拥有的股份。购买时间、股份数量和次数将在公司自行酌情决定后确定，购买对价（A）如出现第 8(f)(ii)条和第 8(f)(iii)条规定的情形，除非参与者单方面选择终止服务，等于将被购买的股份在相关参与者终止服务时的公平市场价值或其购买时的公平市场价值中的较低者，或（B）如出现第 8(f)(i)条规定的情形，或参与者单方面选择终止服务，等于根据相关法律使该交易合法有效的应付最低价（并且为避免疑义，如果相关法律没有规定应付的最低对价，则该交易的完成无需公司支付任何对价）。董事会还有权（a）在任何限制性股份单位授予协议中规定，如果因特定原因终止，限制性股份单位的限制、失效及回购条件将被全部或部分豁免，及（b）在其他情况下，放弃与限制性股份单位有关的全部或部分的限制、失效及回购条件。

(g)    Leaves of Absence and Part-Time Employment. Subject to any applicable leave of absence policy or terms of leave, for purposes of Subsection (f) above, Service shall be deemed to continue while the Participant is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company), provided however, that if the total number of days taken by a Participant for leave exceeds 22 days in any Base Period after the commencement date of his/her employment, any Restricted Share Unit otherwise scheduled to be vested in accordance with this Plan or the Restricted Share Unit Award Agreement after the end of the 22nd day of leave taken by such Participant (including by reason of the operation of this SECTION 8(g)) shall be postponed for the actual number of days taken by such Participant for leave in excess of 22 days during that Base Period, and the applicable vesting schedule and all subsequent vesting shall be adjusted accordingly, provided further, that any leave of absence shall only be counted once in determining any postponement of vesting schedule under this SECTION 8(g). Service shall be deemed to terminate when the leave term ends, unless the Participant immediately returns to work and performs his/her Service in a regular manner. If the Participant is employed on a part-time basis, then the Board of Directors may adjust the vesting schedules in accordance with the Company’s part-time work policy or the terms of any agreement between the Participant and the Company pertaining to his/her part-time schedule.

(g)     休假和兼职。在符合相关休假政策或期限的前提下，为上述第(f)款之目的，在休假经公司书面批准并且休假制度或适用法律明确要求该休假应被认定为参与者持续为公司提供服务的情况下（公司自行决定），参与者真实休假时应视为参与者持续为公司提供服务，但前提是，如果参与者在其聘用开始日后的任何基准期间内休假总天数超过 22 天，按照本计划或限制性股份单位授予协议原定应在该参与者休假的第 22 天结束后（包括实施本第 8(g)条导致的原因）归属的任何限制性股份单位应予以延期，延期的时间为该参与者在基准期间内休假的实际天数减去 22 天，并相应对相关的归属时间表和日后的所有归属进行调整；并且，在根据本第 8(g)条确定归属时间表的延期时间时，任何休假时间仅应计算一次。除非参与者立即重返工作岗位并照常服务，否则其服务应视为在休假期结束时终止。如果对参与者的聘用属于兼职，董事会可根据公司的兼职工作政策或参与者与公司就参与者的兼职时间安排订立的任何协议条款调整归属时间表。

(h)    Modification or Assumption of Restricted Share Units. Within the limitations of the Plan, the Board of Directors may modify or assume outstanding Restricted Share Units or may accept the cancellation of outstanding Restricted Share Units (whether granted by the Company or by another issuer) in return for the grant of new Restricted Share Units for the same or a different number of Shares or in return for the grant of a different type of Award.

(h)     限制性股份单位的修改和承担。在本计划的限制内，董事会可以修改或承担已发行的限制性股份单位或者接受取消已发行的限制性股份单位（不论是由公司或其他发行人授予的）以换取相同或不同数量的新的限制性股份单位或不同类型的授予权益。

SECTION 9.	ADJUSTMENT OF SHARES.

第 9 条	股份调整

(a)    General. In the event of any dividend, share split, combination or exchange of Shares, amalgamation, arrangement or consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to its shareholders, any increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or any other change affecting the Shares or the share price of a Share, the Board of Directors shall make such proportionate adjustments, if any, as the Board of Directors in its discretion may deem appropriate to reflect such change with respect to (i) the number of Shares available for future grants under SECTION 4, (ii) the number of Shares covered by any outstanding Option; (iii) the Purchase Price and/or Exercise Price under each outstanding Award and the repurchase price (if any) applicable to any Shares; (iv) the number and kind of Shares covered by each outstanding Restricted Share Unit that has not yet expired; and (v) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto).

(a)     一般情况。若出现股份派息、股份分拆、合并或换股，公司资产的整合、安排或合并、剥离、重组或向股东进行的其他分配（不包括正常的现金派息），或公司在未收取对价的情况下增加或减少已发行股份的数量，或影响股份或股份价格的任何其他变化，董事会将根据上述变化做出其酌情认为适当的下述调整：(i)根据第 4 条未来可授予的股份的数量；(ii)每份已发行的期权所对应的股份的数量；(iii)每份已做出的授予的购买价格和/或行权价格和适用于任何股份的回购价格（如有）；(iv)每份尚未到期的已发行的限制性股份单位的数量及种类；以及(v)任何已做出的授予的条款和条件（包括但不限于与之相关的业绩目标或标准）。

(b)    Corporate Transactions. In the event that the Company is a party to a merger or consolidation, or in the event of a sale or exchange of all or substantially all of the Company’s shares or assets, all Shares acquired under the Plan and all Options and other Awards outstanding on the effective date of the transaction shall be treated in the manner described in the relevant definitive transaction agreement (or, in the event the transaction does not entail a definitive agreement to which the Company is party or if such definitive agreement fails to sufficiently provide for the disposition of outstanding Awards, in the manner determined by the Board of Directors, which determination shall have final and binding effect on all parties), which agreement or determination need not treat all Options and Awards (or all portions of an Option or an Award) equally. The treatment specified in the transaction agreement may include (without limitation) one or more of the following with respect to each outstanding Option or award:

(b)     公司交易。公司作为并购或合并的一方，或公司出售或交换全部或实质上全部股权或资产时，在交易生效时根据本计划取得的所有股份和所有期权和其他授予应按确定的相关交易文件中规定的方式处理（若交易不牵涉公司作为协议当事方的确定的协议，或相关最终协议未对已做出的授予给予充分规定，则由董事会决定以何种方式处理，该决定对各方具有最终约束力），该协议或决定无须对所有期权和授予（或一份期权或授予的所有部分）给予相同的处理。交易文件中确定的针对每一期权或授予权益的处理方式可包括但不限于以下一种或多种方式：

(i)    Acceleration of vesting for all Option awarded.

(i)    已发行的期权加速归属。

(ii)    Assumption of any Award by the surviving company or its Parent or Subsidiary in a manner that complies with applicable legal, foreign exchange and tax requirements.

(ii)     由存续公司或其母公司或子公司以符合适用的法律、外汇和税务要求的形式承担授予。

(iii)    Replacement of any Award with other rights or property selected by the Board of Directors in its sole discretion or the assumption of or substitution of such Award by the successor or surviving corporation, or a Parent or Subsidiary thereof.

(iii)     由董事会自行酌情选定的其他权利或财产替换任何授予，或由承继方或存续公司、或其母公司或子公司以符合适用的法律、外汇和税务要求的形式承担或替换授予。

(iv)    Purchase of any Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award minus the relevant Purchase Price of Exercise Price (and, for the avoidance of doubt, if as of such date the Board of Director determines in good faith that no amount would have been attained upon the exercise of such Award, then such Award may be terminated by the Company without payment). Such purchase may be made in the form of cash, cash equivalents, or securities of the surviving company or its parent having a value equal to the Spread. In addition, any escrow, holdback, earn-out or similar provisions in the transaction agreement may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Shares.

(iv)     使用现金购买任何授予，购买金额等于行使授予可获得的金额减去相关行权价格的购买价格（为避免疑义，如在购买当日董事会经善意决定认为无法确定行使有关授予可获得的金额，则该授予可由公司终止且无需支付任何对价）。上述购买应以现金、现金等价物或存续公司或其母公司与利差等值的证券支付。此外，交易文件中任何关于托管、妨碍、支付计划或类似条款应以对股份持有人相同的程度和方式适用于该价款。

(v)    Termination of any and all Awards outstanding hereunder at a specific time in the future and shall give each Participant the right to exercise the vested portion of such Awards during a period of time as the Board of Directors shall determine provided that the exercise of such Award during such period may be contingent upon the closing of the transaction.

(v)     在未来的特定时间终止本计划下的任何及所有授予，并在董事会确定的期间内，使每个参与者有权行使该授予中的已归属部分，但前提是在上述期间内行使该授予将以交易完成为条件。

(vi)    Suspension of the Optionee’s right to exercise the Option during a limited period of time preceding the closing of the transaction if such suspension is necessary to permit the closing of the transaction.

(vi) 若中止对交易的交割是必要的，可在交易前有限期间内中止持有人行权的权利。

(vii)    Termination of any right the Optionee has to exercise the Option prior to vesting of the Shares subject to the Option, such that following the closing of the transaction the Option may only be exercised to the extent it is vested.

(vii)     终止持有人在期权所对应的股份归属前行权的任何权利，因而在交易交割后期权只能在其归属范围内行权。

For the avoidance of doubt, the Board of Directors has discretion to accelerate, in whole or part, the vesting and exercisability of an Option or other Award, including the vesting and settlement of a Restricted Share Unit Award in connection with a corporate transaction covered by this SECTION 9(b).

为避免疑义，董事会有权因本第9(b)条包含的公司交易，整体或部分加速相关期权或其他授予的归属和行使，包括限制性股份单位授予的归属和结算。

(c)    Reservation of Rights. Except as provided in this SECTION 9, a Participant shall not have any rights by reason of any subdivision or consolidation of Shares of any class, the payment of any dividend, any increase or decrease in the number of shares of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Any issuance by the Company of shares of any class, or securities convertible into shares of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

(c)     权利保留。除本第9条规定外，参与者不会因任一类别股份的拆分或合并，任何股息支付，或公司或任何其他公司的任一类别股票数量的增减或解散、清算、合并或整合而享有任何权利。公司发行任何类别的股票、或可转换为任何类别股票的证券都不应影响也不因此调整任何期权所对应的股份的行权价格。根据计划授予的期权不应以任何方式影响公司在下列方面的权利或权力：调整、重新分类、重组、调整资本或商业架构、兼并、整合、解散、清算、出售或转让其全部或部分的业务或资产。

SECTION 10.	PRE-EXERCISE INFORMATION REQUIREMENT

第 10 条	行权前信息要求

(a)    Application of Requirement. This SECTION 10 shall apply only during a period that (i) commences when the Company begins to rely on the exemption described in Rule 12h-1(f)(1) under the Exchange Act, as determined by the Company in its sole discretion, and (ii) ends on the earlier of (A) the date when the Company ceases to rely on such exemption, as determined by the Company in its sole discretion, or (B) the date when the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act. In addition, this SECTION 10 shall in no event apply to an Optionee after he or she has fully exercised all of his or her Options.

(a)     要求的适用。本第10条应仅在(i)公司依赖证券交易法案第 12h-1(f)(1) 条规定的豁免时（由公司自行决定）开始，且(ii)在以下时间结束（以较早者为准）：(A)公司自行决定停止依赖该豁免，或(B)公司受制于交易法案第13条或第15条的报告要求时。此外，本第10条不应适用于已经行使其全部期权的持有人。

(b)    Scope of Requirement. The Company shall provide to each Optionee the information described in Rule 701(e)(3), (4) and (5) under the Securities Act. Such information shall be provided at six-month intervals, and the financial statements included in such information shall not be more than 180 days old. The foregoing notwithstanding, the Company shall not be required to provide such information unless the Optionee has agreed in writing, on a form prescribed by the Company, to keep such information confidential.

(b)     要求的范围。公司应根据证券法案下的第701(e)(3),(4)和(5)条的规定向每名持有人提供信息。该信息应每隔六个月提供，且信息中包含的财务报告应至少为最近180天内。尽管有前述规定，公司不应被要求提供机密信息，除非持有人按照公司规定的格式书面同意对该信息保密。

SECTION 11.	SECURITIES LAW REQUIREMENTS AND CHOICE OF LAW.

第 11 条	证券法要求和法律适用

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.

除非股份的发行和交付符合（或豁免于）所有适用的法律要求，包括但不限于经修订的1933年证券法案和其下的法规和规定、州证券法律和法规以及公司证券随后可能在其中交易的任何证券交易所或其他证券市场的规定，否则不得根据本计划发行股份。

The Plan shall be governed by, and construed in accordance with, the laws of the Cayman Islands, as such laws are applied to contracts entered into and performed in such jurisdiction.

本计划应由开曼法律按适用于本辖区内签订和执行的合同进行管辖和解释。

SECTION 12.	NO RETENTION RIGHTS.

第 12 条	无保留的权利

Subject to the requirements of applicable laws and the applicable employment documents (if any), nothing in the Plan or in any right or Option granted under the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Participant) or of the Participants, which rights (including the right to terminate his/her Service at any time and for any reason, with or without cause) are hereby expressly reserved by each.

受限于适用的法律和适用的劳动文件（如有）的要求，本计划和任何本计划下的权利或期权并未赋予参与者在特定的期间内持续提供服务的权利，也未在任何方面影响或以其他方式妨碍或限制公司（或任何雇佣该参与者的母公司或子公司）或参与者在此明确保留的权利（包括在任何时候出于任何原因（无论有因还是无因）终止其服务关系的权利）。

SECTION 13.	TAX MATTERS

第 13 条	税务

(a)    As a condition to the award, grant, issuance, vesting, purchase, exercise or transfer of any Award, or Shares issued pursuant to any Award, granted under the Plan, the Participant shall make such arrangements as the Board of Directors may require or permit for the satisfaction of any withholding tax obligations that may arise in connection with such event under applicable laws.

(a)     作为根据任何授予做出授予、授权、发行、归属、购买、行使或转让，或根据任何授予发行或根据本计划授予任何股份的条件，参与者应按照董事会的要求或批准作出相应安排，以满足与以上事项有关的任何联邦、州、地方或外国的扣缴税务义务。

(b)    Neither the Company nor any member of the Board of Directors shall have any liability to a Participant in the event an Award held by the Participant fails to achieve its intended characterization under applicable tax laws, or any payment cannot be made or is otherwise delayed due to applicable foreign exchange restrictions.

(b)     在参与者持有的授予在适用的税法下未取得其理想的特性，或任何因适用的外汇限制而未能付款时，公司和董事会成员均不因此对参与者承担任何责任。

SECTION 14.	DURATION AND AMENDMENTS; OTHER AGREEMENTS.

第 14 条	期限及修订：其他协议

(a)    Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company’s shareholders as required by applicable laws or the Articles and shall restate the Company’s previous share plan and assume all rights and obligations thereunder. If the shareholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, then any grants, exercises or sales that have already occurred under the Plan shall be rescinded and no additional grants, exercises or sales shall thereafter be made under the Plan. The Plan shall terminate automatically 10 years after the later of (i) the date when the Plan is duly adopted or (ii) the date when the Board of Directors approved the most recent increase in the number of Shares reserved under SECTION 4 that is also approved by the Company’s shareholders. The Plan may be terminated on any earlier date pursuant to Subsection (b) below.

(a)     计划有效期。受限于适用法律或章程所要求的公司股东的批准，本计划自董事会通过之日起生效，并且将重述公司之前的任何期权计划，及承继该期权计划下的所有权利和义务。如果股东在董事会通过之后的 12 个月内未能批准本计划，则根据本计划已经产生的任何授权、行权或出售将被取消，并且此后不得再根据本计划进行授权、行权或出售。本计划在以下事项发生十（10）年后自动终止：(i)本计划被合法通过；或(ii)董事会批准并经公司股东同意最近一次增加第 4 条项下所保留的股份数量时，以时间较晚者为准。本计划可根据以下第(b)款在任何更早的时间终止。

(b)    Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan shall be subject to the approval of the Company’s shareholders if it (i) increases the number of Shares available for issuance under the Plan (except as provided in SECTION 9); (ii) materially changes the class of persons who are eligible for the grant of ISOs or is required by applicable laws or the Articles; or (iii) grants or amends any Award to any member of the Committee (if any). If the shareholders fail to approve an increase in the number of Shares reserved under SECTION 4 within 12 months after its adoption by the Board of Directors, then any grants, exercises or sales that have already occurred in reliance on such increase shall be rescinded and no additional grants, exercises or sales shall thereafter be made in reliance on such increase.

(b)     修订或终止计划的权利。董事会可随时因任何原因修订、中止或终止本计划。但前提是如果对计划作出以下修订，则需获得公司股东的批准：(i)增加本计划项下可用于发行的股份数量（第 9 节中规定除外），(ii)实质性变更有权获得激励性股票期权的人员类型，或适用的法律或公司章程所要求的人员类型，或 (iii)向任何委员会成员（如有）做出授予或对授予进行修订。对计划的任何其他修订无需股东批准。如果股东未能在董事会通过之后的 12 个月内批准增加第 4 条项下所保留的股份数量，则依据该等增加已经发生的任何授予、行权或出售将被取消，且之后不得依据该等增加作出授予、行权或出售。

(c)    Effect of Amendment or Termination. No Shares shall be issued or sold and no Option or Restricted Share Unit Award shall be granted under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share or Restricted Share Unit Award previously issued or any Option previously granted under the Plan.

(c)     修订或终止的效力。在本计划终止后，除行使终止前已经授予的期权外，不得发行或出售任何股份，也不得授予任何本计划下的期权或限制性股份单位。本计划的终止或修订不得影响之前根据本计划发行的任何股份或限制性股份单位或授予的任何期权。

(d)    Other Agreements. As a condition precedent to the grant of any Award under the Plan, the exercise pursuant to such an Award, or to the delivery of certificates for shares issued pursuant to any Award, the Board of Directors may require the Participant or the Participant’s successor or permitted transferee, as the case may be, to become a party to a share restriction agreement, shareholders’ agreement, voting trust agreement, voting agreement, right of first refusal agreement, co-sale agreement, lock-up agreement, or other agreements regarding the Shares in such form(s) as the Board of Directors may determine from time to time in its sole discretion.

(d)     其他协议。作为授予本计划项下任何授予权益、行使该等授予权益或交付根据任何授予权益所发行股份的证书的先决条件，董事会可要求参与者或参与者的继承人或经允许的受让人（视情况而定）成为与该等股份相关的股份限制协议、股东协议、表决权信托协议、投票协议、优先购买权协议、共售权协议、归属协议或其他协议的一方当事人，董事会可不时自行决定协议的形式。

SECTION 15.	SPECIAL PROVISIONS APPLICABLE TO U.S. TAX RESIDENTS

第 15 条	适用于美国税收居民的特别规定

(a)    General. Options granted under the Plan may include Non-statutory Options as well as ISOs intended to qualify under Section 422 of the Code. Unless specifically designated as ISOs in its Share Option Agreement, all Options are Non-statutory Options. To and only to the extent that any Option is designated as ISO in its Share Option Agreement, the terms of the SECTION 15 shall apply to such Option, notwithstanding anything to the contrary contained herein.

(a)     一般规定。根据本计划授予的期权可包括非法定期权以及旨在符合法案第 422 条要求的激励性股票期权。除非在其股份期权协议中特别指定为激励性股票期权，所有期权均为非法定期权。即便本计划另有相反规定，只有在某一期权在其股份期权协议中被指定为激励性股票期权时，本第 15 条的条款才将适用于该期权。

(b)    Eligibility. Only common law employees of (i) the Company, (ii) any “parent corporation” of the Company within the meaning of Section 424(e) of the Code, and (iii) any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code shall be eligible for the grant of ISOs.

(b)    资格。只有(i)公司，(ii)法案第 424(e)条所界定的公司的任何“母公司”，及(iii)法案第 424(f)条所界定的公司的任何“子公司”的普通法下的员工有资格被授予激励性股票期权。

(c)    Exercise Price. Notwithstanding SECTION 6(c), the Exercise Price of an Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant, and in the case of an ISO a higher percentage may be required by SECTION 15(d). This SECTION 15(c) shall not apply to an Option granted pursuant to an assumption of, or substitution for, another option in a manner that complies with Section 424(a) of the Code (whether or not the Option is an ISO).

(c)    行权价格。尽管存在第 6(c)条的规定，期权的行权价格不得低于授予日当日股份的公平市场价值的 100%，并且对于激励性股票期权，第 15(d)条可能会要求更高的比例。本第 15(c)条不适用于任何以符合法案第 424(a)条的形式通过继承或代替另一期权的方式授予的期权（不论该期权是否为激励性股票期权）。

(d)    Ten-Percent Shareholders. A person who owns more than 10% of the total combined voting power of all classes of outstanding shares of the Company, its Parent or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the date of grant and (ii) notwithstanding SECTION 6(e), such ISO by its terms is not exercisable after the expiration of five years from the date of grant. For purposes of this Subsection (d), in determining share ownership, the attribution rules of Section 424(d) of the Code shall be applicable.

(d)     10%的股东。如果某人拥有公司、母公司或任何子公司合计超过 10%的投票权（包括已发行的所有种类的股票），则其不再享有被授予激励性股票期权的资格，除非(i)行权价格不低于授权日股份的公平市场价值的110%，并且(ii)尽管存在 6(e)条，该等激励性股票期权根据其期限在授权日五年后将不再可以行权。为本第 15(d)条之目的，在确定股份所有权时，应适用法案第 424(d)条的归属规则。

(e)    Notice Concerning ISO Treatment. Even if an Option is designated as an ISO in the Notice of Share Option Grant or the Share Option Agreement, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:

(e)     关于处理激励性股票期权的通知。即使期权在期权授予通知或股份期权协议中被指定为激励性股票期权，若出现以下情况，它也不再符合作为激励性股票期权而行权时所享有的税收优惠待遇：

(i)    More than three months after the date when the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);

(i)     自持有人因死亡或永久且完全残疾以外的任何原因（如法案第 22(e)(3)条所界定）而终止雇员身份之日起超过三个月；

(ii)    More than 12 months after the date when the Optionee ceases to be an Employee by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or

(ii)     自持有人因永久且完全残疾（如法案第 22(e)(3)条所界定）而终止雇员身份之日起超过十二个月；或

(iii)    More than three months after the date when the Optionee has been on a leave of absence for 90 days, unless the Optionee’s reemployment rights following such leave were guaranteed by statute or by contract.

(iii)    自持有人休假达到 90 日起超过三个月，除非持有人在该等休假后的再受雇权利受法令或合同保证。

(f)    $100,000 Limitation. Even if an Option is designated as an ISO in the Notice of Share Option Grant or the Share Option Agreement, it shall be deemed to be a Non-statutory Option to the extent (and only to the extent) it exceeds the $100,000 annual limitation under Section 422(d) of the Code.

(f)     $100,000限制。即使某份期权在期权授予通知书或股份期权协议中被指定为激励性股票期权，在（且仅在）超过法案第 422(d)条要求的$100,000年度限制的情况下，它将被视为一个非法定期权。

(g)    Promissory Note; Interest Rate. The interest rate payable under the terms of the promissory note governed by Section 7 (c) shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest income under the Code.

(g)    本票；利率。第 7(c)条所规定的本票的期限内的应付利率不得低于所要求的最低利率（如有），以避免根据法案计算额外的利息收入。

(h)    Transferability. Notwithstanding SECTION 6(i), an ISO may not be transferrable and may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative.

(h)    可转让性。尽管存在第 6(i)条的规定，激励性股票期权不得转让，并且在持有人在世时只能由持有人或持有人的监护人或法定代表人行使。

(i)    Section 409A. Unless otherwise expressly set forth in an Award Agreement, it is intended that Awards granted under the Plan shall be exempt from Section 409A of the Code, and any ambiguity in the terms of an Award Agreement and the Plan shall be interpreted consistently with this intent. To the extent an Award is not exempt from Section 409A of the Code (any such award, a “409A Award”), any ambiguity in the terms of such award and the Plan shall be interpreted in a manner that to the maximum extent permissible supports the Award’s compliance with the requirements of that statute. Notwithstanding anything to the contrary permitted under the Plan, in no event shall a modification of an Award not already subject to Section 409A of the Code be given effect if such modification would cause the Award to become subject to Section 409A of the Code unless the parties explicitly acknowledge and consent to the modification as one having that effect. A 409A Award shall be subject to such additional rules and requirements as specified by the Board of Directors from time to time in order for it to comply with the requirements of Section 409A of the Code. In this regard, if any amount under a 409A Award is payable upon a “separation from service” to an individual who is considered a “specified employee” (as each term is defined under Section 409A of the Code), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to Section 409A(a)(1). In addition, if a transaction subject to SECTION 9(b) constitutes a payment event with respect to any 409A Award, then the transaction with respect to such award must also constitute a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Section 409A of the Code.

(i)    第 409A 条。除非在授予权益协议中明确规定，本计划下授予的授予权益应豁免于法案第 409A 条，且授予权益协议和本计划中任何模糊条款都应按此意向解释。若授予权益未豁免于第 409A 条（此类授权称为“409A 授予权益”），该授予权益和本计划下的任何模糊条款应被解释为在最大允许范围支持该权益符合法律的要求。即便本计划下有相反规定，在任何情况下对未受限于法案第 409A 条规定的授予权益的修改不得使该权益受限于第 409A 条，除非双方明确承认和同意该修改的此类影响。 409A 授予权益应遵守董事会为符合法案第409A。因此，若 409A 授予权益的款项在“离职”时可向“特定员工”（如法案第 409A 条所界定）支付，在以下较早日期前该款项不得支付， (i) 在参与者离职后六个月零一天，或 (ii) 参与者死亡时。但此类延迟支付仅在对避免该款项受限于第 409(A)(1)条而言所必要的范围内。此外，若第 9(b)条规定的交易构成任何 409A 授予权益的支付时，该权益相关的交易必须在法案第 409A 条要求下构成一项“控制权变更事项”（定义见财政法规第 1.409A-3(i)(5)条）。

SECTION 16.	LANGUAGE

第 16 条	语言

The Plan is written in both Chinese and English. English shall be the binding language and Chinese version shall be for reference only. Should there exists any conflicts or inconsistency, the English version shall prevail.

本计划由中英文书就。英文版具有法律效力，中文版仅供参考。中英文版本如存在任何不一致，以英文版为准。

SECTION 17.	DEFINITIONS

第 17 条	定义

(a)    “Articles” shall mean the Articles and Memorandum of Association of the Company, as in effect and as amended from time to time.

(a)     “章程”指有效且经不时修订的公司章程。

(b)    “Award” shall mean individually or collectively, a grant under the Plan of Options, Restricted Share Units or any other award to acquire Shares made under the Plan.

(b)     “授予”单独或共同指依据期权计划、限制性股份单位计划或任何其他授予权益计划从而获得本计划项下股份的授予。

(c)    “Award Agreement” shall mean a Share Grant Agreement, Restricted Share Unit Award Agreement, Share Option Agreement or Share Purchase Agreement.

(c)     “授予权益协议”指股份授予协议、限制性股份单位授予协议、股份期权协议或股份购买协议。

(d)    “Board of Directors” subject to SECTION 2(a), shall mean the Board of Directors of the Company, as constituted from time to time.

(d)     “董事会”指公司不时组成的董事会。

(e)    “Cause” with respect to a Participant means (unless otherwise expressly provided in the applicable Award Agreement, or another applicable contract with the Participant that defines such term for purposes of determining the effect that a “for cause” termination has on the Participant’s Awards) a termination of Service based upon a finding by the Company, acting in good faith and based on its reasonable belief at the time, that the Participant:

(e)     就参与者而言，“有因”中的“原因”是指（除非相关的授予协议另有明确规定，或与参与者订立的其他相关合同中为确定“有因”终止对参与者授予的影响而对其做出其他定义）公司经善意调查后合理认为参与者存在下述情形，并据此终止服务：

(i)    has been negligent in the discharge of his or her duties to the Company, has refused to perform stated or assigned duties or is incompetent in or (other than by reason of a disability or analogous condition) incapable of performing those duties;

(i)     对公司玩忽职守，拒绝履行明确或分配的职责，或无资质履行其职责或（由于残疾或类似情况除外）无能力履行该等职责;

(ii)    has been dishonest or committed or engaged in an act of theft, embezzlement or fraud, a breach of confidentiality, an unauthorized disclosure or use of inside information, customer lists, trade secrets or other confidential information;

(ii)     存在不诚实、盗窃、贪污或欺诈行为，违反保密规定，擅自披露或使用内部消息、客户名单、商业秘密或其他保密信息；

(iii)    has breached a fiduciary duty, or willfully and materially violated any other duty, law, rule, regulation or policy of the Company; or has been convicted of, or plead guilty or nolo contendere to, a felony or misdemeanor (other than minor traffic violations or similar offenses);

(iii)     违反了诚信义务，或故意严重违反任何其他职责、法律、规则、规章或公司政策; 或被裁定犯有重罪或轻罪（轻微交通违规或类似罪行除外），或对此认罪或放弃抗辩；

(iv)    has materially breached any of the provisions of any agreement with the Company;

(iv)     严重违反与公司订立的任何协议规定；

(v)    has worked for any entity that is engaged in, or has individually or jointly with any third party engaged in any kind of business which is similar or identical to that of the Company, the Parent and/or any Subsidiary, or in competition with the Company, the Parent and/or any Subsidiary, directly or indirectly, regardless of (x) the position held by the Participant or (y) whether he/she works on a full or part-time basis.

(v)     曾为与公司、母公司及/或任何子公司开展的业务类似或相同，与公司、母公司及/或任何子公司存在直接或间接竞争关系的任何实体工作，或单独或与任何第三方共同开展上述类似、相同或存在直接或间接竞争关系的业务，不论（x）参与者担任的职务如何，或（y）参与者是否全职或兼职；

(vi)    has engaged in unfair competition with, or otherwise acted intentionally in a manner injurious to the reputation, business or assets of, the Company; or

(vi)     与公司开展不正当竞争，或故意开展有损公司声誉、业务或资产的行为；或

(vii)    has improperly induced a vendor or customer to break or terminate any contract with the Company or induced a principal for whom the Company acts as agent to terminate such agency relationship.

(vii)     不当诱使供应商或客户违反或终止与公司订立的任何合约，或诱使公司代理的委托方终止与公司的委托代理关系。

A termination for Cause shall be deemed to occur (subject to reinstatement upon a contrary final determination by the Board of Directors) on the date on which the Company first delivers written notice to the Participant of a finding of termination for Cause.

在本公司首次向参与者发出书面通知、告知公司发现存在有因终止的情形后，参与者应被视为被有因终止（但在董事会做出相反的最终决定后可恢复服务）。

(f)    “Code” shall mean the Internal Revenue Code of 1986 of the United States, as amended.

(f)    “法案” 指不时修订的美国 1986 年国内税收法典。

(g)    “Committee” shall mean a committee of the Board of Directors, as described in SECTION 2(a).

(g)    “委员会”指第 2(a)条规定的董事会下属委员会。

(h)    “Company” shall mean So-Young International Inc., a Cayman Islands exempted limited company.

(h)    “公司”指 So-Young International Inc., 一家开曼的豁免有限公司。

(i)    “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(i)     “顾问”指作为顾问或咨询机构为公司、母公司或子公司提供善意真诚服务的一方，不包括雇员和外部董事。

(j)    “Employee” shall mean any individual who is an employee of the Company or its Subsidiaries.

(j)     “员工”指作为公司或其子公司员工的任何个人。

(k)    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(k)     “交易法案”指不时修订的 1934 年证券交易法案。

(l)    “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Share Option Agreement.

(l)     “行权价格”指由董事会在适用的股份期权协议中明确规定的期权行权时每股的购买金额。

(m)    “Fair Market Value” means, as of any date, the value of Shares determined as follows:

(m)     “公平市场价值”指按照下述方式确定的截至任何日期的股份价格：

(i)    If the Shares are listed on one or more established stock exchanges or national market systems, including without limitation, The New York Stock Exchange and The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such shares (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Shares are listed (as determined by the Board of Directors) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Board of Directors deems reliable;

(i)     如股份在一个或多个成熟证券交易所或国家级市场系统（包括但不限于纽约证券交易所及纳斯达克股票市场）上市，其公平市场价值应是《华尔街日报》或董事会认为可靠的其他来源在价值确定日报道的股份上市所在的主要交易所或系统（由董事会确定）的收盘价格（如果当日无收盘价格，则为收盘买入价格）（如果当日无收盘价格或收盘买入价格，则是最后一个交易日报道的收盘价格或收盘买入价格）；

(ii)    If the Shares are regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such shares as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for the Shares on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(ii)     如股份在自动报价系统（包括场外柜台交易系统）或知名的证券经纪商处定期报价，其公平市场价值应为该系统或该证券经纪商所报的该等股份的收盘卖出价格。但如果没有卖出价格，则股份的公平市场价值应是《华尔街日报》或董事会认为可靠的其他来源在价值确定日报道的股份最高买入价和最低卖出价之间的平均值（如果该日无相关价格，则是最后一个交易日报道的相关价格）；或

(iii)    In the absence of an established market for the Shares of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Board of Directors in good faith and in its discretion by reference to (A) the placing price of the latest private placement of the Shares and the development of the Company’s business operations and the general economic and market conditions since such latest private placement, (B) other third party transactions involving the Shares and the development of the Company’s business operation and the general economic and market conditions since such sale, (C) an independent valuation of the Shares, or (D) such other methodologies or information as the Board of Directors determines to be indicative of Fair Market Value and relevant.

(iii)     如果股份没有上述（i）和（ii）所述的成熟市场，其公平市场价值应由董事会参照下述因素诚意并酌情决定：（A）股份最近一次私募的配售价格及此后公司业务经营的发展和整体经济及市场环境，（B）涉及股份的其他第三方交易及此后公司业务经营的发展和整体经济及市场环境，（C）对股份的独立估值，或（D）董事会任何能够说明公平市场价值及相关的其他方法或信息。

(n)    “Family Member” shall mean (i) any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, (ii) any person sharing the Optionee’s household (other than a tenant or employee), (iii) a trust in which persons described in Clause (i) or (ii) have more than 50% of the beneficial interest, (iv) a foundation in which persons described in (i) or (ii) or the Optionee control the management of assets and (v) any other entity in which persons described in (i) or (ii) or the Optionee own more than 50% of the voting interests.

(n)     “家庭成员”指(i)任何子女、继子女、孙（外孙）子女、父母、继父母、祖（外祖）父母、配偶、前配偶、同胞兄弟姐妹、侄子/女、外甥/女、岳母（婆婆）、岳父（公公）、女婿、儿媳、姐（妹）夫或嫂子（弟媳），包括收养关系；(ii)任何与持有人共享住房（除了租客或员工）的人；(iii)由上述(i)或(ii)中的人拥有50%或以上利益的信托；(iv)由上述(i)或(ii)中的人或持有人持有管理资产控制权的机构；及(v)由上述(i)或(ii)中的人或持有人持有50%或以上投票权的其他实体。

(o)    “Grantee” shall mean a person to whom the Board of Directors has awarded Shares under the Plan, including through the grant of a Restricted Share Unit Award.

(o)     “被授予人”指董事会根据本计划授予股份的人，包括通过限制性股份单位的授予。

(p)    “IPO” shall mean the first firm commitment underwritten public offering pursuant to an effective registration statement on an established national or foreign securities exchange covering the offer and sale by the Company of its equity securities, as a result of or following which the Shares shall be publicly held, and “IPO Date” shall mean the date on which the IPO occurs.

(p)     “首次公开发行股票”指公司根据一份有效的上市登记声明，在已设立的国内或外国证券交易所首次通过机构进行承销的公开募集股票，包括公司要约及销售其股权的行为，其结果为或在公开募集后公司的股票将为公众所持有，并且“ 首次公开发行股票日”指首次公开发行股票开始的日期。

(q)    “ISO” shall mean an employee incentive share option described in Section 422(b) of the Code.

(q)     “激励性股票期权”指法案第422(b)条所规定的员工激励性股票期权。

(r)    “Non-statutory Option” shall mean a share option not described in Sections 422(b) or 423(b) of the Code.

(r)     “非法定期权”指根据法案第 422(b)或 423(b)条不符合激励股票期权的期权。

(s)    “Notice of Share Option Grant” shall mean the notice issued by the Company to an Optionee containing descriptions of and information on Options granted to such Optionee, and to which notice the Share Option Agreement is attached.

(s)    “股份股权授予通知” 指公司向持有人发出的通知，其中包含授予该持有人的期权的描述及资料，并附有股份期权协议。

(t)    “Option” shall mean an option (either ISO or Non-statutory Option) granted under the Plan and entitling the holder to purchase Shares.

(t)     “期权”指本计划项下使持有人有权购买股份的激励性股票期权或非法定期权。

(u)    “Optionee” shall mean a person who holds an Option.

(u)     “持有人”指持有期权的人。

(v)    “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(v)     “外部董事”指非员工的董事会成员。

(w)    “Parent” shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company, if each of the companies other than the Company owns share possessing 50% or more of the total combined voting power of all classes of share in one of the other companies in such chain. A company that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(w)     “母公司”指在以公司为末端的连续股权关系链中除公司外的拥有该关系链中另一公司所有类型股份代表的全部投票权的50%或以上的任何公司。在本计划通过后满足母公司的认定的公司将自此日开始被认定为母公司。

(x)    “Participant” shall mean a Grantee, Optionee or Purchaser.

(x)     “参与者”指被授予人、持有人或购买人。

(y)    “Plan” shall mean this Amended and Restated 2018 Share Plan of So-Young International Inc.

(y)     “计划”指经修订和重述的So-Young International Inc. 2018股份计划。

(z)    “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board of Directors.

(z)     “购买价格”指本计划项下由董事会确定的可获得一股（除期权行权外）的对价。

(aa)    “Purchaser” shall mean a person to whom the Board of Directors has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

(aa)     “购买人”指本计划项下由董事会向其提供获得股份的权利（除期权行权）的人。

(bb)    “Restricted Share Unit” shall mean a bookkeeping entry representing the equivalent of one Share, granted pursuant to SECTION 8.

(bb)     “限制性股份单位”指依据第8条授予的代表相当于一股的会计簿记。

(cc)    “Restricted Share Unit Award” shall mean an award of Restricted Share Units.

(cc)     “限制性股份单位授予”指限制性股份单位的授予。

(dd)    “Restricted Share Unit Award Agreement” shall mean the agreement between the Company and a Grantee that contains the terms, conditions and restrictions pertaining to the Grantee’s Restricted Share Unit Award.

(dd)     “限制性股份单位授予协议”指公司及被授予人之间签署的包括与被授予人的限制性股份单位授予相关的条款及限制的协议。

(ee)    “Service” shall mean actual ongoing service to the Company or a Subsidiary as an Employee, Consultant or Outside Director and specifically excludes periods of notice of termination of employment under applicable laws or employment contracts whereby actual service is no longer provided, for example, when an Employee is paid in lieu of his/her notice period or when an Employee is asked to cease service immediately pursuant to a “garden leave” or a similar concept. For the avoidance of doubt, Service is deemed as terminated when an Employee is no longer employed (including by reason of retirement) by the Company or a Subsidiary, and during the period where none of the employers of the Employee is or remains to be the Company or a Subsidiary.

(ee)     “服务”指作为员工、顾问或外部董事向公司、母公司或子公司实际持续提供的服务，并且特别地不包括适用法律或雇佣合同所规定的终止雇佣关系的通知期（此时实际的服务已不再提供），例如不包括当员工获得支付以替代其通知期或根据“花园休假”或类似概念当员工被要求停止服务时。为避免疑义，当某员工不再被公司或子公司聘用时（包括退休），以及在员工的雇主不是或不再是公司或子公司期间，服务被视为终止。

(ff)    “Share” shall mean the ordinary shares of the Company, as adjusted in accordance with SECTION 9 (if applicable).

(ff)     “股份”指公司根据第 9 条不时调整（若适用）的普通股。

(gg)    “Share Grant Agreement” shall mean the agreement between the Company and a Grantee who is awarded Shares under the Plan that contains the terms, conditions and restrictions pertaining to the award of such Shares.

(gg)     “股份授予协议”指公司和根据本计划被授予股份的被授予人之间的包含授予该股份的条款、条件和限制的协议。

(hh)    “Share Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to the Optionee’s Option.

(hh)     “股份期权协议”指公司和持有人之间的包含持有人的期权条款、条件和限制的协议。

(ii)    “Share Purchase Agreement” shall mean the agreement between the Company and a Purchaser who acquires Shares under the Plan that contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

(ii)     “股份购买协议”指公司和获得本计划项下股份的购买人之间的包含购买股份的所有条款、条件和限制的协议。

(jj)    “Securities Act” shall mean the Securities Act of 1933, as amended.

(jj)     “证券法案”指经不时修订的1933年证券法案。

(kk)    “Subsidiary” shall mean (i) any corporation or other entity of which a majority of the outstanding voting power is beneficially owned or controlled directly or indirectly by the Company; (ii) any corporation whose assets, or portions thereof, are consolidated with the net earnings of the subject entity and are recorded on the books of the subject entity for financial reporting purposes in accordance with IFRS and/or US GAAP or any internationally recognized accounting standard. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(kk)     “子公司”指(i)其过半数表决权由公司直接或间接实意拥有或控制的任何公司或其他实体，或指(ii)任何公司的资产或部分资产都与目标实体的净收益相合并且根据IFRS，和/或美国会计准则或任何国际接受的会计标准以财务报告目的而被记录在目标主体的账簿中。在本计划通过后成为子公司的公司将即刻被认定为子公司。

EXHIBIT A

附件 A

SCHEDULE OF SHARES RESERVED FOR ISSUANCE UNDER THE PLAN

计划下的股票发行时间表

Date of Board Approval	Date of Shareholder Approval (as applicable)	Adjustment	Cumulative Number of Shares

董事会批准时间	股东批准时间 (依适用)	调整	累计股票数量